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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 10, 2000

                       SOUTHWEST SECURITIES GROUP, INC.
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            (Exact name of Registrant as specified in its charter)


        DELAWARE                     No. 0-19483               No. 75-2040825

(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               File Number)           Identification No.)
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                       SOUTHWEST SECURITIES GROUP, INC.
                          1201 ELM STREET, SUITE 3500
                             DALLAS, TEXAS  75270
         (Address, including zip code, of principal executive office)
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       Registrants' telephone number, including area code:  214-859-1800


                                Not applicable
                            -----------------------
          (Registrant's former address of principal executive office)
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Item 5.   Other Events

On August 10, 2000, Southwest Securities Group, Inc. (the "Company") and Matrix Bancorp, Inc. ("Matrix") (MTXC-Nasdaq) terminated the letter of intent between them dated July 13, 2000 concerning the proposed acquisition of Matrix by the Company.

A copy of the joint press release issued by the Company and Matrix announcing the termination is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits.

               The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

               99.1           Joint Press Release issued August 11, 2000.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHWEST SECURITIES GROUP, INC.
                                   Date: August 17, 2000



                                   By:  /s/ David Glatstein
                                   ------------------------------------------
                                        David Glatstein
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX



     EXHIBIT NO.                             DESCRIPTION OF EXHIBIT

        99.1 Joint Press Release of Southwest Securities Group, Inc. and Matrix Bancorp, Inc. issued August 11, 2000.